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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 26, 2004


                              UNIFIRST CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      Massachusetts                      1-8504                  04-2103460
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                68 Jonspin Road, Wilmington, Massachusetts 01887
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition.
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On October 26, 2004, UniFirst Corporation issued a press release ("Press
Release") announcing financial results for the fiscal fourth quarter and year ended August 28, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Such information, including the exhibits attached hereto, shall not be deemed filed for any purpose, including for purposes of, Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 on the Exchange Act, regardless of any general incorporation language in such filing.


Item 9.01    Financial Statements and Exhibits.
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(c)  Exhibits
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     EXHIBIT NO.             DESCRIPTION
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        99.1                 Press release dated October 26, 2004






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      UNIFIRST CORPORATION



Date: October 26, 2004                By: /s/ Ronald D. Croatti
                                          --------------------------------------
                                          Name:  Ronald D. Croatti
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer and President


                                      By: /s/ John B. Bartlett
                                          --------------------------------------
                                          Name:  John B. Bartlett
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1               Press release of the Company dated October 26, 2004